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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 1998
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                                AMERICREDIT CORP.
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             (Exact name of registrant as specified in its charter)



             Texas                      1-10667                 75-2291093
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(State or other jurisdiction of     (Commission File          (IRS Employer
         incorporation)                 Number            Identification Number)

200 Bailey Avenue, Fort Worth, Texas                                       76107
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (817) 332-7000
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                                (Not Applicable)
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(Former name or former address, if changed since last report)

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Item 5. Other Events
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     The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c). Exhibits
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     The  following  exhibit  is  furnished  in  accordance  with  Item  601  of
     Regulation S-K:

          99   Press Release



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICREDIT CORP.
                                   (Registrant)


Date:  January 29, 1998            By:      /s/Daniel E. Berce
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                                            Daniel E. Berce
                                            Vice Chairman of the Board and Chief
                                            Financial Officer



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